SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: January 22, 2004

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4221	73-0679879

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1437 South Boulder Avenue, Tulsa, Oklahoma	74119

(Address of principal executive offices)	(Zip Code)

(918) 742-5531

(Registrant’s telephone number, including area code)

Utica at Twenty-first Street, Tulsa, Oklahoma	74114

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EX-99 Earnings Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 22, 2004, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing its financial results for its first quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC

By:	/s/ STEVEN R. MACKEY

	Name: Title:	Steven R. Mackey Vice President

Dated: January 22, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Helmerich & Payne, Inc. earnings press release dated January 22, 2004

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